October 25, 2022

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Opportunistic Small Cap Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by a team of investment professionals employed by Newton. The fund is managed by a team of investment professionals employed by Newton. The team members who are jointly and primarily responsible for managing the fund's portfolio are Patrick Kent, CFA, CMT and Andrew Leger. Mr. Kent has served as lead portfolio manager of the fund since March 2019. Mr. Leger has been a portfolio manager of the fund since September 2021. Mr. Kent is Deputy Head of Equity Opportunities and a portfolio manager at Newton. Mr. Leger is a portfolio manager at Newton.

*********

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of investment professionals employed by Newton. The team members who are jointly and primarily responsible for managing the fund's portfolio are Patrick Kent, CFA, CMT and Andrew Leger. Mr. Kent has served as lead portfolio manager of the fund since March 2019. Mr. Leger has been a portfolio manager of the fund since September 2021. Mr. Kent is Deputy Head of Equity Opportunities and a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since February 2019. Prior to joining a predecessor company of Newton, Mr. Kent was a portfolio manager at Wellington Management, which he joined in 2011. Mr. Leger is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 2014.

0253STK1022